HIGH 50 DIVIDEND STRATEGY PORTFOLIO, SERIES 6
                    (ADVISOR'S DISCIPLINED TRUST, SERIES 17)

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 14, 2004

     Notwithstanding anything to the contrary in the prospectus, for transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust, the broker-dealer concession or agency commission is 1.25% of the public offering price per unit.

Supplement Dated:  September 27, 2004




























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